UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2026

WABASH NATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 14, 2026, Wabash National Corporation (the “Company”) entered into a Fifth Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) among the Company, certain of its subsidiaries as borrowers, certain of its subsidiaries as guarantors, the lenders party thereto and Wells Fargo Capital Finance, LLC, as the administrative agent, which amended the Company’s existing Second Amended and Restated Credit Agreement dated as of December 21, 2018 (the “Existing Credit Agreement”; the Existing Credit Agreement as previously amended and as amended by the Amendment, the “Credit Agreement”). The Amendment amended the Existing Credit Agreement to, among other things, permit the incurrence of additional indebtedness in the form of the Offering of the Notes (each as defined below) in an aggregate outstanding principal amount not to exceed $150 million, which amount is in addition to all existing permitted indebtedness under the Credit Agreement. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Report”) and is incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition.

On July 14, 2026, the Company announced its intention to offer, subject to market conditions and other factors, convertible senior notes due 2032 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Offering, the Company provided the disclosure attached as Exhibit 99.1 to this Report for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the Securities and Exchange Commission, which includes certain preliminary unaudited financial information of the Company as of June 30, 2026. Such disclosure is furnished under the heading “Recent Developments—Preliminary Unaudited Estimated Financial Results for the Three Months Ended June 30, 2026” in Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The Company is disclosing under Item 7.01 of this Report the information contained in Exhibit 99.1, which information is incorporated by reference herein. The information contained in Exhibit 99.1 is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Offering and includes (i) certain information not previously disclosed by the Company and (ii) the preliminary unaudited financial information of the Company as of June 30, 2026 as described under Item 2.02 of this Report.

Neither this Report nor the information furnished as Exhibit 99.1 hereto constitutes an offer to sell or a solicitation of an offer to buy the Notes, any shares of the Company’s common stock issuable upon conversion of the Notes, or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction, in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On July 14, 2026, the Company issued a press release relating to the commencement of the Offering. A copy of the press release relating to the Offering is filed as Exhibit 99.2 to this Report and is incorporated by reference herein.

Neither this Report nor the press release attached hereto as Exhibit 99.2 constitutes an offer to sell or a solicitation of an offer to buy the Notes, any shares of the Company’s common stock issuable upon conversion of the Notes, or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction, in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

Cautionary Note Regarding Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan” or “anticipate” and other similar words. Forward-looking statements convey the Company’s current expectations or forecasts of future events. These “forward-looking statements” include, but are not limited to, statements regarding the completion of the Offering; the proposed terms of the Offering; the expected amount and intended use of the proceeds; our preliminary unaudited estimated financial results for the three months ended June 30, 2026; the consummation of negotiations with lenders under our existing credit agreement; and the consummation of any refinancing, extension, renewal, exchange or replacement of our outstanding senior notes. Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. Without limitation, these risks and uncertainties include the risks related to failure to satisfy the conditions to closing of the Offering; the highly cyclical nature of our business; uncertain economic conditions including the possibility that customer demand may not meet our expectations; our ability to generate sufficient cash to service all of our indebtedness; our indebtedness, financial condition and fulfillment of obligations thereunder; price and trading volume volatility of our common stock; our backlog may not reflect future sales of our products, increased competition; reliance on certain customers and corporate partnerships; risks of customer pick-up delays; shortages and costs of raw materials including the impact of tariffs or other international trade developments; risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment; dependence on industry trends and timing; supplier constraints; labor costs and availability; customer acceptance of and reactions to pricing changes; costs of indebtedness; and our ability to execute on our long-term strategic plan. Each forward-looking statement contained in this Report reflects our management’s view only as of the date on which that forward-looking statement was made. We are not obligated to update forward-looking statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events, except as required by law. Currently known risks and uncertainties that could cause actual results to differ materially from our expectations are described in our filings with the Securities and Exchange Commission, including, current reports on Form 8-K and periodic reports on Forms 10-K and 10-Q. We urge you to carefully review those disclosures for a more complete discussion of the risks of an investment in our securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index
Exhibit No.	Description

10.1	Fifth Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2026, among Wabash National Corporation, certain subsidiaries of Wabash National Corporation, the lenders party thereto and Wells Fargo Capital Finance, LLC as administrative agent.

99.1	Excerpts from Preliminary Offering Memorandum.

99.2	Wabash National Corporation Press Release dated July 14, 2026

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: July 14, 2026	By:	/s/ Patrick Keslin
Patrick Keslin
Senior Vice President and Chief Financial Officer